SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2003

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure

On October 1, 2003, Level 3 Communications, Inc. (the "Company") issued a press release relating to the termination of the Amended and Restated Credit Agreement, dated as of September 30, 1999, among Level 3 Communications, Inc., Level 3 Communications, LLC, Level 3 International Services, Inc., Level 3 International, Inc., BTE Equipment, LLC, Eldorado Funding, LLC, the lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent (the "Credit Agreement"). This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of business acquired

     None

(b)  Pro forma financial information

     None

(c)  Exhibits

     9.1 Press Release dated October 1, 2003, relating to the termination of the Credit Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Level 3 Communications, Inc.


October 1, 2003                      By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President